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                                                                    EXHIBIT 10.3

                                                           EXECUTION COUNTERPART

                             INTERCREDITOR AGREEMENT

         THIS INTERCREDITOR AGREEMENT (as amended, modified, supplemented, renewed, restated or replaced in writing from time to time, the "Agreement") is made as of April 8, 2004, by and between Mission Resources Corporation, a Delaware corporation ("Borrower"), Black Hawk Oil Company, a Delaware corporation ("Black Hawk"), Mission Holdings LLC, a Delaware limited liability company ("MSSN Holdings"), Mission E&P Limited Partnership, a Texas limited partnership ("MSSN E&P") Wells Fargo Bank, National Association, in its capacity as agent for itself and for the lenders to be a party to the Senior Credit Agreement as defined below (collectively, the "Senior Secured Creditor") and Guggenheim Corporate Funding LLC, a Delaware limited liability company as collateral agent, for itself and for each of the lenders that is or becomes a party to the Second Lien Credit Agreement ("Second Lien Creditor"). Capitalized terms not defined in this Agreement have the meanings given them in the Senior Credit Agreement.

                                    RECITALS

         WHEREAS, Senior Secured Creditor has made, and in the future may make, credit accommodations available to Borrower pursuant to the terms and provisions of a credit agreement, dated as of the date hereof, by and between Senior Secured Creditor and Borrower (such agreement, as the same may be amended, supplemented, modified, extended, renewed, restated and/or replaced as permitted hereunder, the "Senior Credit Agreement");

         WHEREAS, as a condition for executing and entering into the Senior Credit Agreement, the Senior Secured Creditor has required that the Second Lien Creditor's liens against the Borrower and the Guarantors be subordinated in favor of Senior Secured Creditor's liens and right of payments and claims under the Senior Credit Agreement and that the Second Lien Creditor makes the arrangements set forth herein with respect to right to payment and claims against the Borrower and the Guarantor;

         WHEREAS, in order to accommodate the Senior Secured Creditor's conditions and obtain the direct and indirect benefits to the Borrower and the Second Lien Creditor resulting from the Borrower's and Senior Secured Creditor's execution of the Senior Credit Agreement and other Senior Loan Documents; and

         WHEREAS, Second Lien Creditor has made credit accommodations available to Borrower pursuant to the terms and provisions of a Second Lien Term Loan Agreement dated as of the date hereof (such agreement, as the same now exists and may hereafter be amended, supplemented, modified, extended, renewed, restated, and/or replaced as permitted hereunder, the "Second Lien Credit Agreement") by and between the Second Lien Creditor resulting in the Borrower's and the Second Lien Creditor's execution of the Second Lien Credit Agreement.

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                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and the provisions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         Section 1. Definitions. For purposes of this Agreement, (a) terms defined in the introductory paragraph and recitals to this Agreement have the meaning set forth therein and (b) the following terms used herein shall have the following meanings:

                  "Collateral" shall mean any and all property which now constitutes or hereafter will constitute collateral or other security for payment of the Senior Secured Debt pursuant to the Senior Loan Documents.

                  "Enforcement Notice" means a written notice which states that a default or an event of default under any provision of the Second Lien Debt has occurred and that Second Lien Creditor desires to take enforcement action as a consequence thereof.

                  "Guarantors" shall mean Black Hawk, MSSN Holdings, MSSN E&P and any other Person which at any time guarantees the Senior Secured Debt whether now or in the future.

                  "Loan Parties" shall mean, individually and collectively, Borrower, Guarantors and any other Person (other than Senior Secured Creditor and the Second Lien Creditor or other Lenders that are parties to the Senior Loan Documents or the Second Lien Loan Documents) which is at any time a party to any Senior Loan Documents or Second Lien Loan Documents or individually, a "Loan Party".

                  "Person" shall mean an individual, corporation, partnership, joint venture, association, trust, or unincorporated organization, limited liability company, or a government or any agency or political subdivision thereof.

                  "Proceeding" shall mean any (a) insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, readjustment, composition or other similar proceeding relating to any Loan Party or any of their respective properties, whether under any bankruptcy, reorganization or insolvency law or laws, federal or state, or any law, federal or state, relating to relief of debtors, readjustment of indebtedness, reorganization, composition or extension, (b) proceeding for any liquidation, liquidating distribution, dissolution or other winding up of any Loan Party, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, or (c) assignment for the benefit of creditors of any Loan Party.

                  "Proceeds" shall have the meaning assigned to it under the UCC, and, in any event, shall include, but not be limited to (a) any and all proceeds of any insurance, indemnity, warranty, letter of credit or guaranty or collateral security payable to any grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the owner of the Collateral from

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         time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any Person acting under color of governmental authority) and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Second Lien Creditor" means, individually and collectively, Second Lien Creditor and all other present or future holders of all or part of the Second Lien Debt, and their respective successors and assigns.

                  "Second Lien Debt" shall mean and include all indebtedness, obligations and liabilities of any Loan Party under the Second Lien Loan Documents, including, without limitation, all principal and interest (including post-petition interest accrued subsequent to, and interest that would have accrued but for, the filing of any petition under any bankruptcy, insolvency or similar law), and other amounts payable under the Second Lien Loan Documents.

                  "Second Lien Loan Documents" shall mean the Second Lien Credit Agreement and all other loan documents, whether now or in the future, that are executed in connection with or as security for Second Lien Debt including, without limitation, notes, security agreements and guaranty agreements, as in effect on the date hereof without giving effect to any amendments hereafter executed to which Senior Secured Creditor has not consented.

                  "Senior Loan Documents" shall mean the Senior Credit Agreement and all the other loan documents, whether now or in the future, that are executed in connection with or as security for Senior Secured Debt including, without limitation, notes, security agreements and guaranty agreements, as the same shall be amended, supplemented, modified, extended, renewed, restated and/or replaced as permitted hereunder from time to time.

                  "Senior Secured Creditor" means, individually and collectively, Senior Secured Creditor and all other present or future holders of all or part of the Senior Secured Debt, and their respective successors and assigns.

                  "Senior Secured Debt" shall mean and include all (a) indebtedness, obligations and liabilities of any Loan Party under the Senior Loan Documents including, without limitation, all principal and interest, costs and expenses of the Agent and the Lenders including, without limitation, attorneys' fees, and (b) indebtedness, obligations and liabilities of any Loan Party in connection with hedges, swaps and other interest rate protection products including, without limitation, all principal, interest (including interest accrued subsequent to, and interest that would have accrued but for, the filing of any petition under any bankruptcy, insolvency or similar law) fees, costs, disbursements, (including advances made to preserve Collateral) and all other amounts payable under or in connection with the foregoing, in each case whether now or hereafter arising, direct or indirect, primary or secondary, joint, several or joint and several, liquidated or

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         unliquidated, final or contingent and whether incurred as maker, endorser, guarantor or otherwise including all complete or partial refinancings of such indebtedness.

                  "Stop Payment Notice" shall have the meaning set forth in
         Section 3(a) hereof.

                  "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of Texas.

         Section 2. General. Notwithstanding any provision of the Second Lien Loan Documents, the liens and security interests securing the Second Lien Debt shall be subordinate and junior in all respects to all liens and security interests securing all or any part of any of the Senior Secured Debt, to the extent and in the manner provided for in this Agreement, and each Second Lien Creditor, by acceptance thereof whether upon original issuance, transfer, assignment or exchange, agrees to be bound by the provisions of this Agreement.

         Section 3. Certain Events of Defaults; Principal Payments. Second Lien Creditor agrees as follows:

                  (a) If any Default under the Senior Credit Agreement occurs or exists, then if Senior Secured Creditor elects, in Senior Secured Creditor's sole and absolute discretion to do so, Senior Secured Creditor may send a stop payment notice as described in this Section 3(a) and (i) the rights of Second Lien Creditor to receive any payments or other distributions with respect to the Second Lien Debt shall be suspended from and after the date that the Second Lien Creditor receives notice thereof from the Senior Secured Creditor or a copy of the notice of such default from the Senior Secured Creditor that Senior Secured Creditor sent to Borrower (each such notice being hereinafter called a "Stop Payment Notice"), and (ii) except subsequent to a Buy Back by the Second Lien Creditor of the Senior Secured Debt as set forth in
Section 3(b), no payment or distribution of any character, whether in cash, securities or other property shall be made by any Loan Party, or received or accepted by Second Lien Creditor, on account of the Second Lien Debt, or in respect of the redemption, retirement, purchase or other acquisition thereof, unless and until Second Lien Creditor shall have received notice from Senior Secured Creditor that such default shall have been cured or waived.

                  (b) In the event that the Senior Secured Creditor sends a Stop Payment Notice as described hereinabove to the Second Lien Creditor, the Second Lien Creditor may, in Second Lien Creditor's sole and absolute discretion, send a notice to buy the Senior Secured Debt and Liens securing same from the Senior Secured Creditor upon the following terms and conditions: (i) the Second Lien Creditor shall give written notice to the Senior Secured Creditor, informing the Senior Secured Creditor of the Second Lien Creditor's election to buy the Senior Secured Debt and Liens securing same related thereto (the purchase hereinafter called a "Buy Back" and any such notice being hereinafter called a "Buy Back Notice"), (ii) the Second Lien Creditor shall have forty-five (45) days from the date of the Stop Payment Notice to purchase the Senior Secured Debt for an amount equal to the outstanding Senior Secured Debt (including, without limitation, principal, interest, fees, and expenses (reimbursable under the Senior Loan Documents) outstanding on the date of the purchase), (iii) said Buy Back shall not occur (at Senior Secured Creditor's election) if the Default that precipitated the Stop Payment Notice has been waived or cured prior to the consummation of the Buy Back, and (iv) upon receipt of

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payment of all of the Senior Secured Debt as described above, the Senior Secured
Creditor will execute an assignment of the Senior Secured Debt and Liens securing same to the Second Lien Creditor without recourse and without representation or warranty (either express or implied), other than to the effect that the Senior Secured Creditor at the closing of the Buy Back has not sold or assigned the Second Lien Debt and Liens securing same and the amount of the Senior Secured Debt. Contemporaneously with the consummation of the Buy Back, the Borrower and the Guarantors shall acknowledge such assignment and shall do all things necessary to give full force and effect thereto.

                  (c) Notwithstanding anything to the contrary contained above in Sections 3(a) and 3(b), (i) Borrower may pay and Second Lien Creditor may take and retain any regularly scheduled interest (but not principal) payment on the Second Lien Debt received by Second Lien Creditor before receipt by Second Lien Creditor of a Stop Payment Notice, and (ii) Borrower shall be entitled to resume the making of any payments otherwise prohibited under this
Section 3, including any payments previously suspended, at such time as Second Lien Creditor shall have received notice from Senior Secured Creditor that the default giving rise to such prohibition shall have been cured or waived.

                  (d) Notwithstanding any other provision in this entire Agreement to the contrary, except if Second Lien Creditor exercises and completes Buy Back under Section 3(b) or 5(b) in this Agreement, in no event shall any Loan Party pay or Second Lien Creditor take and retain any payment of principal on the Second Lien Debt until the Senior Secured Debt shall have been paid in full in cash.

         Section 4. Events of Insolvency, etc. Second Lien Creditor agrees that, in the event and during the continuation of any Proceeding, until all Senior Secured Debt shall first have been finally and irrevocably paid in full, in cash, any payment or distribution in any such Proceeding of any kind or character, whether in cash, securities or other property which would otherwise (but for this Agreement) be payable or deliverable in respect of any Second Lien Debt shall, unless otherwise agreed in writing, signed by the Senior Secured Creditor and the Second Lien Creditor, be paid or delivered by the person making such distribution or payment, whether a trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent, or otherwise, directly to the Senior Secured Creditor, for application in payment of the Senior Secured Debt in accordance with the priorities then existing among such holders, to the extent necessary to pay in full all Senior Secured Debt then remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of Senior Secured Debt. Should Second Lien Creditor receive any such payment, it will promptly turn over such payment to Senior Secured Creditor.

         Section 5. Standstill. (a) Second Lien Creditor agrees to promptly send to Senior Secured Creditor a notice of any default that occurs and is continuing under the Second Lien Loan Documents and further agrees that Second Lien Creditor shall not accelerate any of the amounts due with respect to the Second Lien Debt or exercise any rights or remedies or take any enforcement action available upon the occurrence of a default or an event of default or otherwise under the Second Lien Loan Documents or take any action toward the collection of any Second Lien Debt until the earliest of (i) 180 days following receipt by Senior Secured Creditor of a written Enforcement Notice from Second Lien Creditor stating that it is the formal Enforcement


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Notice required under this Agreement, (ii) the date Senior Secured Creditor accelerates the maturity of the Senior Secured Debt or the date Senior Secured Creditor exercises any foreclosure remedies or proceedings available to it upon a default or event of default with respect to the Senior Secured Debt, (iii) the occurrence of a Proceeding, or (iv) all of the Senior Secured Debt shall have been paid in full in cash. The failure to make a payment of principal of, interest on, or fees, costs or expenses relative to any of the Second Lien Debt by reason of any provision of this Agreement shall not be construed as preventing the occurrence of a default or event of default with respect to such Second Lien Debt as a result of such failure. After the earliest to occur of the events described in clauses (i) through (iv) above, Second Lien Creditor shall be permitted, to the extent it is authorized to do so under the Second Lien Loan Documents and applicable law and subject to the provisions of Section 3, to accelerate the maturity and demand payment of the Second Lien Debt, commence suit against any Loan Party, obtain a judgment lien, and otherwise seek to collect the Second Lien Debt and enforce the Second Lien Loan Documents; provided, however, that Second Lien Creditor's right to take any action in respect of any of the Collateral or Proceeds shall be limited as set forth in
Section 9 hereof.

                  (b) In the event that the Second Lien Creditor sends a notice of default as described in subsection (a) above to the Senior Secured Creditor, the Second Lien Creditor may, in the Second Lien Creditor's sole and absolute discretion, buy the Debt and Liens securing same from the Senior Secured Creditor upon the following terms and conditions: (i) the Second Lien Creditor shall give a written notice to the Senior Secured Creditor, informing the Senior Secured Creditor of the Second Lien Creditor's election to buy the Senior Secured Debt and Liens securing same related thereto (the purchase hereinafter called a "Standstill Buyback" and such notice being hereinafter called a "Standstill Buy Back Notice"), (ii) the Second Lien Creditor may, within forty-five (45) days of the date of the Standstill Buy Back Notice, and so long as the default that gave rise to such notice is continuing, purchase the Senior Secured Debt for an amount equal to the outstanding Senior Secured Debt (including, without limitation, principal, interest, fees, and expenses outstanding on the date of the purchase) and (iii) upon receipt of the payment as described above, the Senior Secured Creditor will execute an assignment of the Senior Secured Debt and Liens securing same to the Second Lien Creditor without recourse and without representation or warranty (either express or implied), other than to the effect that the Senior Secured Creditor at the closing of the Standstill Buy Back has not otherwise sold or assigned the Senior Secured Debt and Liens securing same and the amount of the Senior Secured Debt. Contemporaneously with the consummation of the Standstill Buy Back, the Borrower and the Guarantors shall acknowledge such assignment and shall do all things necessary to give full force and effect thereto.

         Section 6. Payments Notwithstanding. No payment or distribution of any character, whether in cash, securities or other property to which Second Lien Creditor would have been entitled except for the provisions of this Agreement and that shall have been made to or for the account of Senior Secured Creditor shall, as between each Loan Party and its creditors (other than Senior Secured Creditor), be deemed to be a payment or distribution by such Loan Party to or for the account of Senior Secured Creditor, and from and after the payment in full in cash of all Senior Secured Debt, Second Lien Creditor shall be subrogated to all rights of Senior Secured Creditor to receive any further payments or distribution applicable to the Senior Secured Debt until the principal of and interest on the Second Lien Debt shall be paid in full in cash, and no

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such payment or distribution made pursuant to such rights of subrogation to
Second Lien Creditor that otherwise would be payable or distributable to or for the account of Senior Secured Creditor shall, as between each Loan Party and its creditors (other than Second Lien Creditor), be deemed to be a payment or distribution by such Loan Party to Second Lien Creditor or on account of the Second Lien Debt.

         Section 7. No Prejudice or Impairment. The provisions of this Agreement are solely for the purposes of defining the relative rights of Senior Secured Creditor, on the one hand and Second Lien Creditor, on the other hand. Senior Secured Creditor shall not be prejudiced in the right to enforce the terms of this Agreement by any act or failure to act by any Loan Party or anyone in custody of its assets or property. Nothing herein shall impair, as between each Loan Party and Second Lien Creditor, the obligation of such Loan Party, which is unconditional and absolute, to pay to Second Lien Creditor the principal of and interest on the Second Lien Debt as and when the same shall become due in accordance with their terms, nor shall anything herein prevent Second Lien Creditor from exercising all remedies otherwise permitted by applicable law upon default under the Second Lien Loan Documents, subject, however, to the provisions of this Agreement and the rights of Senior Secured Creditor to the extent provided herein. Second Lien Creditor shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to Second Lien Creditor or, except as otherwise provided in Section 5, the taking of any other action under this Agreement unless and until Second Lien Creditor shall have received written notice from Senior Secured Creditor and, prior to the receipt of any such notice, Second Lien Creditor shall be entitled to assume conclusively that no such facts exist.

         Section 8. Turnover of Payments. If any payment, distribution, security, or the proceeds of any thereof, shall be collected or received by Second Lien Creditor in contravention of any of the terms of this Agreement and prior to the irrevocable payment in full in cash of Senior Secured Debt at the time outstanding, the holder thereof will forthwith deliver such payment, distribution, security or proceeds to Senior Secured Creditor and, until so delivered, the same shall be held in trust by such holder as the property of Senior Secured Creditor.

         Section 9. Priorities Regarding Collateral. Any and every Lien and security interest in the Collateral (whether now or hereafter existing) in favor of or held for the benefit of Senior Secured Creditor has and shall have priority over any Lien or security interest that Second Lien Creditor now has or may hereafter acquire in the Collateral notwithstanding any statement or provision contained in the Second Lien Loan Documents or otherwise to the contrary, and irrespective of whether the Senior Lender has a perfected security interest in the Collateral or not, and irrespective of the time or order of obtaining a judgment or filing or recording of financing statements, deeds of trust, mortgages or other notices of security interests, Liens or assignments granted pursuant thereto, and irrespective of anything contained in any filing or agreement to which any party hereto or its respective successors and assigns may now or hereafter be a party, and irrespective of the ordinary rules for determining priorities under the UCC or under any other law governing the relative priorities of secured and lien creditors. Second Lien Creditor shall be entitled to rely upon any final, non-appealable order or decree made by any court of competent jurisdiction in which proceedings are pending, or a certificate of the liquidating trustee or other person making any distribution to Second Lien Creditor, for the

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purpose of ascertaining the persons entitled to participate in such distribution, the Senior Secured Creditor and the holders of other debt of Borrowers, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Agreement; provided, however, that to give effect to this provision the Senior Secured Creditor shall have filed all financing statements in the manner and at the locations required to perfect its security interests in the Collateral prior to the close of business, five (5) business days immediately following the Closing Date and shall have promptly notified the Collateral Agent to that effect.

         Notwithstanding anything contained in this Section 9 or elsewhere in this Agreement, during the term of this Agreement: (a) in no event shall Second Lien Creditor seek to attach, garnish, levy or execute upon or otherwise seek to enforce any Lien upon assets of any Loan Party, and Second Lien Creditor shall be barred from taking any such enforcement action with respect to any of the Collateral or Proceeds; and (b) in no event shall Second Lien Creditor seek or take a Lien on any assets of any of the Loan Parties unless Senior Secured Creditor also has a Lien on such assets that is superior to any Lien that Second Lien Creditor has covering such assets and is made subject to the terms of this Agreement. Should any such Liens exist, either now or in the future, by this document they shall be deemed to be fully subordinated to the Liens of the Senior Secured Creditor pursuant to the terms hereof and any funds received by the Second Lien Creditor with respect to such assets shall be held in trust for the benefit of the Senior Secured Creditor. Senior Secured Creditor agrees that, upon payment in full of the Senior Secured Debt and upon termination of the security interests and Liens securing the Senior Secured Debt, the Senior Secured Creditor shall deliver all Collateral in its possession or under its control to Second Lien Creditor.

         Nothing in this Section 9 or elsewhere in this Agreement is intended (and shall not be construed) to permit a court or other authority to disregard or modify in its discretion payment or Lien priorities set forth in this Agreement, but rather is intended simply to indicate that Second Lien Creditor may rely on the interpretation of a court of competent jurisdiction regarding interpretation of this Agreement and the appropriate payment priorities in accordance with this Agreement.

         Section 10. Benefit of Agreement, Amendments of Certain Documents, etc. This Agreement shall constitute a continuing offer to all persons who, in reliance upon such provisions, become a Senior Secured Creditor, and such provisions are made for the benefit of each Senior Secured Creditor and each of them may enforce such provisions. Neither Senior Secured Creditor nor Second Lien Creditor shall have any obligation to preserve rights in the Collateral against any prior parties or to marshal any of the Collateral for the benefit of any person. No failure to exercise, and no delay in exercising on the part of any party hereto, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and shall not be exclusive of any rights or remedies provided by law. Any agreements, promissory notes, documents or instruments which at anytime evidence the Second Lien Debt or any part thereof shall be marked with a conspicuous legend in bold print stating that payment hereunder is subject to the terms and

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provisions of this Agreement. In no event shall any Second Lien Creditor (i)
initiate or prosecute or encourage any other person to initiate or prosecute any claim, action or other proceeding challenging the enforceability of the Senior Secured Debt or any Liens and security interests securing the Senior Secured Debt or (ii) contest the enforceability of this Agreement.

         Section 11. Senior Secured Creditor's Freedom of Dealing. Second Lien Creditor agrees, with respect to the Senior Secured Debt and any and all Collateral therefor and guaranties thereof, that each Loan Party and Senior Secured Creditor may agree to increase the amount of the Senior Secured Debt provided that the Borrowing Base shall not be increased above Sixty-Five Million and no/100 Dollars ($65,000,000.00) without the prior written consent of Second Lien Creditor) or (except as expressly limited by Section 12(b)) change the amount, manner, place or terms of payment or otherwise modify the terms of any of the Senior Secured Debt, and (except as expressly limited by Section 12(b)) Senior Secured Creditor may grant extensions of the time of payment or performance to and make compromises, including sales, exchanges and releases of Collateral or guaranties, and settlements with any Loan Party and all other persons, and may exercise or refrain from exercising any rights against any Loan Party and others, in each case without the consent of Second Lien Creditor and without affecting the agreements of the Second Lien Creditor contained in this Agreement. No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of any liabilities or obligations under or in respect of any of the terms, covenants, or conditions of any Senior Loan Document, whether or not in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Agreement.

         Section 12. Modification and Assignment of Debt.

                  (a) Modification of Second Lien Debt. Second Lien Creditor agrees that it will not: (i) amend or modify any of the Second Lien Loan Documents to add any covenant thereto; or (ii) amend or otherwise change the terms of any Second Lien Debt or accept any payment consistent with an amendment or change thereto, if the effect of such amendment or change is to increase the interest rate on such Second Lien Debt, change any date on which a payment of principal or interest is due thereon to an earlier date or increase the amount of any such payment, change any default or condition to a default with respect to such Second Lien Debt, change the redemption provisions thereof to an earlier date, take any Collateral or make any other change which, together with all other amendments or changes made, increase materially the obligations of the obligor or confer additional rights on the holder of such Second Lien Debt that would be adverse to any Loan Party or Senior Secured Creditor. Notwithstanding any other provision in this Agreement to the contrary, Second Lien Creditor represents, warrants, and agrees that the Second Lien Loan Documents do not and will not, without the prior written consent of Senior Secured Creditor (1) provide for any principal amortization of the Second Lien Debt prior to the maturity of the Senior Secured Debt, (2) include financial covenants or events of default which are not included in the Senior Loan Documents and any such included financial covenants or events of default shall be no more stringent from those contained in the Senior Loan Documents, as determined by Senior Secured Creditor, (3) mature less than twelve (12) months after the maturity of the Senior Secured Debt, and (4) have interest payments more than monthly.

                  (b) Assignment of Senior Secured Debt and/or Second Lien Debt. Neither Senior Secured Creditor nor Second Lien Creditor will sell, transfer, pledge, assign, hypothecate

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or otherwise dispose of any or all of the Senior Secured Debt or Second Lien
Debt, as the case may be, to any person other than a person who executes a counterpart of this Agreement (or in the case of a Senior Secured Creditor agrees to be bound hereto in the assignment and acceptance delivered pursuant to the Senior Credit Agreement) and becomes a party hereto, thereby succeeding to the rights and agreeing to be bound by all of the obligations of such Senior Secured Creditor or Second Lien Creditor hereunder.

         Section 13. Reservation of Security Interests as Against Third Parties. Nothing contained in this Agreement is intended to affect or limit in any way the security interests and/or Liens Second Lien Creditor and Senior Secured Creditor has in or on any or all of the property and assets of any Loan Party, whether tangible or intangible, insofar as any Loan Party and third parties are concerned. Second Lien Creditor and Senior Secured Creditor hereto specifically reserve all respective security interests and/or Liens and rights to assert such security interests and/or Liens as against any Loan Party and third parties.

         Section 14. Priority of Security Interests. Irrespective of (a) the time, order, manner or method of creation, attachment or perfection of the respective security interests and/or Liens granted to Second Lien Creditor or Senior Secured Creditor in or on any or all of the property or assets of Borrower, (b) the time or manner of the filing, failure to file, or the filing in the wrong place of their respective financing statements, (c) whether Second Lien Creditor or Senior Secured Creditor or any bailee or agent thereof holds possession of any or all of the property or assets of Borrower, (d) the dating, execution or delivery of any agreement, document or instrument granting Second Lien Creditor or Senior Secured Creditor security interests and/or Liens in or on any or all of the property or assets of Borrower, (e) the giving or failure to give notice of the acquisition or expected acquisition of any purchase money or other security interests, and (f) any provision of the UCC or any other applicable law to the contrary, any and all security interests, Liens, rights and interests of Second Lien Creditor, whether now or hereafter arising and howsoever existing, in or on any or all of the Collateral shall be and hereby are subordinated to any and all security interests, Liens, rights and interests of Senior Secured Creditor in and to the Collateral. For purposes of the foregoing allocation of priorities, any claim of a right of setoff shall be treated in all respects as a security interest and no claimed right of setoff shall be asserted to defeat or diminish the rights or priorities provided for herein.

         Section 15. Release of Senior Secured Creditor Collateral. Second Lien Creditor agrees that any collection, sale or disposition of any or all of the Collateral by Senior Secured Creditor (whether pursuant to the UCC or otherwise) shall be free and clear of any and all security interests, Liens, claims, and/or rights of Second Lien Creditor in such Collateral. At the request of Senior Secured Creditor, Second Lien Creditor shall promptly provide Senior Secured Creditor with any necessary or appropriate releases to permit the collection, sale or other disposition of any or all of the Collateral free and clear of Second Lien Creditor's security interests and Liens, so long as the proceeds thereof are applied, first, to the payment of amounts payable with respect to the Senior Secured Debt until the Senior Secured Debt is fully repaid and second, to the payment of amounts payable with respect to the Second Lien Debt to the extent the same is secured by Collateral.. In addition, at the request of Senior Secured Creditor, Second Lien Creditor shall promptly release, at the consummation of the sale or other disposition of any Collateral, any and all security interests, Liens, claims and/or rights which it may have on or in the applicable Collateral to facilitate the collection, sale or other disposition of such Collateral by Borrower so long as the proceeds thereof are applied first to the payment of the Senior Secured Debt and any excess is then applied to the payment of the Second Lien Debt to the extent the same is secured by the Collateral.

         Section 16. Non-avoidability and Perfection. The subordinations and relative priority arrangements set forth in this Agreement are applicable regardless of whether the security interest and/or Lien to which another security interest and/or Lien is subordinated is not perfected or is voidable for any reason.

         Section 17. Insurance Proceeds. In the event of the occurrence of any casualty with respect to any of the Collateral, Second Lien Creditor and Senior Secured Creditor agree that Senior Secured Creditor shall have the sole and exclusive right to adjust, compromise or settle any such loss with the insurer thereof, and to collect and receive the proceeds from such insurer to the extent of the Senior Secured Debt until the Senior Secured Debt has been paid in full. Any insurer shall be fully protected if it acts in reliance on the provisions of this paragraph.

         Section 18. Assignment of Second Lien Debt. Second Lien Creditor represents and warrants to Senior Secured Creditor that it has not previously assigned any interest in any of the Second Lien Debt, that no other party owns an interest in any of the Second Lien Debt other than Second Lien Creditor (whether as joint holders of the Second Lien Debt, as participants or otherwise) and that the entire Second Lien Debt is owed only to Second Lien Creditor. Second Lien Creditor covenants and agrees with Senior Secured Creditor that the entire Second Lien Debt shall continue to be owing only to Second Lien Creditor, unless such indebtedness is assigned expressly subject to the terms, provisions and conditions of this Agreement, the assignee of such indebtedness agrees in writing to be bound by the terms, provisions and conditions of this Agreement, and Second Lien Creditor shall have delivered such executed assignment and assumption agreements to Senior Secured Creditor.

         Section 19. Amendment of Senior Secured Debt; Release of Collateral. Senior Secured Creditor may at any time and from time to time (a) enter into such agreements with Borrower as Senior Secured Creditor may deem proper (i) increasing or decreasing the principal amount of, extending the time of payment of and/or renewing or otherwise amending or altering the terms (including, without limitation, the interest rates) of any or all of the Senior Secured Debt, (ii) increase or decrease the Borrowing Base (provided that such amount shall not be increased above Sixty-Five Million and no/100 Dollars ($65,000,000.00) without the prior written consent of Second Lien Creditor), and/or (iii) amending, modifying or otherwise altering the terms of the Senior Loan Documents and (b) exchange, sell, release, surrender or otherwise deal with any or all of the Collateral, all without in any way compromising or affecting this Agreement.

         Section 20. Reliance by Senior Secured Creditor; Waiver of Notices; No Representations by Senior Secured Creditor; Management of Credit Facilities by Senior Secured Creditor. All of the Senior Secured Debt shall be deemed to have been made or incurred in reliance upon this Agreement. Second Lien Creditor expressly waives all notice of the acceptance by Senior Secured Creditor of the provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement. Second Lien Creditor agrees that neither Senior Secured Creditor nor its officers, directors, employees, or attorneys have made any representation or warranty with respect to the due execution, legality, validity, completeness or enforceability of any of the Senior Loan Documents, the perfection or priority of any security interest or Lien or description of, or title to, or the value of any of the Collateral securing any or all of the Senior Secured Debt or the Second Lien Debt, or the collectibility of any of the Senior Secured Debt or the Second Lien Debt. Senior Secured Creditor shall be entitled to manage and supervise its credit facilities with Borrower in accordance with applicable law and its usual business practices, modified from time to time as it deems appropriate under the circumstances, without regard to the existence of any rights that Second Lien Creditor may have now or hereafter in or to any of the property or assets of Borrower or any other Loan Party, and Senior Secured Creditor shall have no liability to Second Lien Creditor for any loss, claim or damage allegedly suffered by Second Lien Creditor in any proceeding by Senior Secured Creditor to foreclose or otherwise enforce any of its security interests in and/or Liens on any of the Collateral.

         Section 21. Financial Condition of Borrower and Guarantors. Second Lien Creditor hereby assumes responsibility for keeping itself informed of the condition (whether financial or otherwise) of Borrower, any and all Guarantors, and the description of, title to or value of any of the Collateral and the perfection and priority or any security interest or Lien securing any or all of the Senior Secured Debt or the Second Lien Debt, and of all other circumstances bearing upon the risk of non-payment of the Second Lien Debt that diligent inquiry would reveal and Second Lien Creditor hereby agrees that Senior Secured Creditor shall have no duty to advise Second Lien Creditor of any information regarding such condition or any such circumstances.

         Section 22. Representations and Warranties. Each of the parties hereto hereby represents and warrants that (a) it has full power, authority and legal right to make and perform this Agreement, and (b) this Agreement is its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         Section 23. Amendment. Neither this Agreement nor any of the terms hereof may be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by Senior Secured Creditor and Second Lien Creditor.

         Section 24. Successors and Assigns. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon, and inure to the benefit of the successors and assigns of Senior Secured Creditor, Second Lien Creditor, and Guarantors, regardless of whether Senior Secured Creditor, Second Lien Creditor or Guarantors comply with the provisions of Section 12(b).

         Section 25. GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING THE CONFLICTS OF LAW, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE PARTIES HERETO

CONSENT TO PERSONAL JURISDICTION, WAIVE ANY OBJECTION AS TO JURISDICTION OR VENUE, AND AGREE NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF HARRIS, TEXAS. SERVICE OF PROCESS ON ANY OF THE PARTIES HERETO IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE, EFFECTIVE IF MAILED TO SUCH PARTY AT THE ADDRESS LISTED IN SECTION 26 OF THIS AGREEMENT.

         Section 26. Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration, or other communication shall be in writing (including by facsimile) and shall be deemed to have been duly given and received, for purposes hereof, when delivered by hand or three days after being deposited in the mail, postage prepaid, certified, return receipt requested, or, in the case of facsimile notice, when sent, answer back received, in each case, addressed as follows:

If to Borrower:                     Mission Resources Corporation
                                    1331 Lamar, Suite 1455
                                    Houston, Texas  77010-3039

                                    Telecopier No.: (713) 642-2916
                                    Telephone No.: (713) 495-3000
                                    Attention: Richard W. Piacenti
                                               Executive Vice President and
                                               Chief Financial Officer

If to Guarantors:                   Black Hawk Oil Company
                                    1331 Lamar, Suite 1455
                                    Houston, Texas 77010-3039

                                    Telecopier No.: (713) 642-2916
                                    Telephone No.: (713) 495-3000
                                    Attention: Richard W. Piacenti
                                               Executive Vice President and
                                               Chief Financial Officer

                                    Mission E&P Limited Partnership
                                    1331 Lamar, Suite 1455
                                    Houston, Texas 77010-3039

                                    Telecopier No.: (713) 652-2916
                                    Telephone No.: (713) 495-3000
                                    Attention: Richard W. Piacenti

                                               Executive Vice President and
                                               Chief Financial Officer

                                    Mission Holdings LLC
                                    1331 Lamar, Suite 1455
                                    Houston, Texas 77010-3039

                                    Telecopier No.: (713) 652-2916
                                    Telephone No.: (713) 495-3000
                                    Attention: Richard W. Piacenti
                                               Executive Vice President and
                                               Chief Financial Officer

If to Senior Secured Creditor:      Wells Fargo Bank, National Association
                                    1000 Louisiana, Third Floor
                                    Houston, Texas 77002
                                    Attn: Jeff Dalton, Vice President
                                    Telecopy No: (713) 739-1081

with a copy to:                     Winstead Sechrest & Minick P.C.
                                    2400 Bank One Center
                                    910 Travis Street
                                    Houston, Texas 77002
                                    Attn: Benny C. Pace, Esq.
                                    Telecopy No.: (713) 650-2739

If to Second Lien Creditor:         Guggenheim Corporate Funding, LLC
                                    135 East 57th Street
                                    New York, New York  10018
                                    Attn: Managing Director, Mission Resources

with a copy to:                     Sidley Austin Brown & Wood LLP
                                    787 Seventh Avenue
                                    New York, New York  10019
                                    Attn: Myles Pollin, Esq.
                                          Jack I. Kantrowitz, Esq.
                                    Telecopy No.: (212) 839-5599

or at such address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         Section 27. Further Assurances. Second Lien Creditor hereby covenants and agrees to take any and all additional actions and execute, deliver, file and/or record any and all additional agreements, documents and instruments as may be necessary or as Senior Secured Creditor may from time to time reasonably request to effect provisions of this Agreement. The Second Lien Creditor hereby agrees to make reference in all Second Lien Loan Documents to its obligations under this Agreement including, without limitation, that all the liens and security interests created by the Second Lien Loan Documents are subordinate to the liens and security interests created by the Senior Lien Documents.

         Section 28. Modifications in Writing. No amendment, modification, supplement, termination, consent or waiver of or to any provision of this Agreement nor any consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by or on behalf of each party hereto. Any waiver of any provision of this Agreement, and any consent to any departure from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given.

         Section 29. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         Section 30. Equitable Remedies. Each party to this Agreement acknowledges that the breach by it of any of the provisions of this Agreement is likely to cause irreparable damage to the other party. Therefore, the relief to which any party shall be entitled in the event of any such breach or threatened breach shall include, but not be limited to, a mandatory injunction for specific performance, injunctive or other judicial relief to prevent a violation of any of the provisions of this Agreement, damages and any other relief to which it may be entitled at law or in equity.

         Section 31. Revival. Second Lien Creditor further agrees that, to the extent that any Loan Party makes a payment or payments to Senior Secured Creditor, which payment or payments or any parts thereof are subsequently invalidated, avoided, declared to be fraudulent or preferential, set aside, or required to be repaid to a debtor in possession, a trustee, a receiver or any other party under Title 11, United States Code, any state or federal law, common law, or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as a part of the obligations of the Loan Parties under the Senior Secured Debt as if such payment had not been made, and shall be subject in all respects to the subordination and other provisions in favor of Senior Secured Creditor hereunder.

         Section 32. Exculpation Provisions. Each of the parties hereto specifically agrees that it has a duty to read this Agreement and the Security Instruments and agrees that it is charged with notice and knowledge of the terms of this Agreement and the Security Instruments; that it has in fact read this Agreement and is fully informed and has full notice and knowledge of the terms, conditions, and effects of this Agreement; that it has independently made its own analysis of the financial condition of the Borrower and the Guarantors and their assets including, without limitation, their Collateral; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Agreement and the Security

Instruments; and has received the advice of its attorney in entering into this Agreement and the Security Instruments; and that it recognizes that certain of the terms of this Agreement and the Security Instruments result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. Each party hereto agrees and covenants that it will not contest the validity or enforceability of any exculpatory provision of this Agreement and the Security Instruments on the basis that the party had no notice or knowledge of such provision or that the provision is not "conspicuous."

         Section 33. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE FEDERAL AND STATE LAWS TO APPLY, TO THE EXTENT THAT THE PROVISIONS OF SECTION 35 HEREOF ARE DETERMINED TO BE UNENFORCEABLE, THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

         Section 34. NO ORAL AGREEMENTS. THIS AGREEMENT AND THE LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 35. Arbitration.

                  (a) Arbitration. The parties hereto agree, upon demand by any party, to submit to binding arbitration all claims, disputes and controversies between or among them (and their respective employees, officers, directors, attorneys, and other agents), whether in tort, contract or otherwise arising out of or relating to in any way (i) this Agreement and related documents which are the subject of this Agreement and its negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) requests for additional credit.

                  (b) Governing Rules. Any arbitration proceeding will (i) proceed in a location in Texas selected by the American Arbitration Association ("AAA"); (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be conducted by the AAA, or such other administrator as the parties shall mutually agree upon, in accordance with the AAA's commercial dispute resolution procedures, unless the claim or counterclaim is at least $1,000,000.00 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA's optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to, as applicable, as the "Rules"). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute. Nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. Section 91 or any similar applicable state law.

                  (c) No Waiver of Provisional Remedies, Self-Help and Foreclosure. The arbitration requirement does not limit the right of any party (unless prohibited by the terms of this Agreement) to (i) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of any party to submit any dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in Sections (i), (ii) and (iii) of this paragraph.

                  (d) Arbitrator Qualifications and Powers. Any arbitration proceeding in which the amount in controversy is $5,000,000.00 or less will be decided by a single arbitrator selected according to the Rules, and who shall not render an award of greater than $5,000,000.00. Any dispute in which the amount in controversy exceeds $5,000,000.00 shall be decided by majority vote of a panel of three arbitrators; provided, however, that all three arbitrators must actively participate in all hearings and deliberations. The arbitrator will be a neutral attorney licensed in the State of Texas with a minimum of ten years experience in the substantive law applicable to the subject matter of the dispute to be arbitrated. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator shall resolve all disputes in accordance with the substantive law of Texas and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

                  (e) Discovery. In any arbitration proceeding discovery will be permitted in accordance with the Rules. All discovery shall be expressly limited to matters directly relevant to the dispute being arbitrated and must be completed no later than twenty (20) days before the hearing date and within one hundred and eighty (180) days of the filing of the dispute with the AAA. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

                  (f) Class Proceedings and Consolidations. The resolution of any dispute arising pursuant to the terms of this Agreement shall be determined by a separate arbitration proceeding and such dispute shall not be consolidated with other disputes or included in any class proceeding.

                  (g) Payment of Arbitration Costs and Fees. The arbitrator shall award all costs and expenses of the arbitration proceeding.

                  (h) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within one hundred and eighty (180) days of the filing of the dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. If more than one agreement for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to this Agreement or the subject matter of the dispute shall control. This arbitration provision shall survive termination, amendment or expiration of this Agreement, any document executed in connection herewith, or any relationship between the parties.

         Section 36. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures given by facsimile or other electronic transmission shall be binding and effective as originals.

                   [Balance of page left blank intentionally.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

                               BORROWER:

                               MISSION RESOURCES CORPORATION

                               By: /s/ Richard W. Piacenti
                                  ----------------------------------------------
                                   Richard W. Piacenti, Executive Vice President & Chief Financial Officer

                               Address for Notices:

                               1331 Lamar, Suite 1455
                               Houston, Texas  77010-3039

                               Telecopier No.: (713) 642-2916
                               Telephone No.: (713) 495-3000
                               Attention: Chief Financial Officer

                               With copy to:

                               Porter & Hedges, L.L.P.
                               700 Louisiana Street, Suite 3500
                               Houston, Texas 77002
                               Attention: William W. Wiggins, Jr.

SIGNATURE PAGE - INTERCREDITOR AGREEMENT

                              GUARANTOR:

                              BLACK HAWK OIL COMPANY,
                              a Delaware corporation

                              By: /s/ Richard W. Piacenti
                                 -----------------------------------------------
                                  Richard W. Piacenti, Executive Vice President and Chief Financial Officer

                              Address for Notices:

                              1331 Lamar, Suite 1455
                              Houston, Texas 77010-3039

                              Telecopier No.: (713) 652-2916
                              Telephone No.: (713) 495-3000
                              Attention: Chief Financial Officer

SIGNATURE PAGE - INTERCREDITOR AGREEMENT

                              GUARANTOR:

                              MISSION E&P LIMITED PARTNERSHIP,
                              a Texas limited partnership

                              By: BLACK HAWK OIL COMPANY
                                  its sole general partner

                              By: /s/ Richard W. Piacenti
                                 -----------------------------------------------
                                  Richard W. Piacenti Executive Vice President
                                  and Chief Financial Officer

                              Address for Notices:

                              1331 Lamar, Suite 1455
                              Houston, Texas  77010-3039

                              Telecopier No.: (713) 652-2916
                              Telephone No.: (713) 495-3000
                              Attention: Chief Financial Officer

SIGNATURE PAGE - INTERCREDITOR AGREEMENT

                              GUARANTOR:

                              MISSION HOLDINGS LLC,
                              a Delaware limited liability company

                              By: /s/ Richard W. Piacenti
                                  ----------------------------------------
                                  Richard W. Piacenti
                                  Manager

                              Address for Notices:

                              1331 Lamar, Suite 1455
                              Houston, Texas  77010-3039

                              Telecopier No.: (713) 652-2916
                              Telephone No.: (713) 495-3000
                              Attention: Chief Financial Officer

SIGNATURE PAGE - INTERCREDITOR AGREEMENT

                              SENIOR SECURED CREDITOR:

                              WELLS FARGO BANK, NATIONAL ASSOCIATION

                              By: /s/ Jeff Dalton
                                  -------------------------------------------
                                  Jeff Dalton
                                  Vice President

                              Lending Office for Base Rate and LIBOR Loans:

                              Wells Fargo Bank, National Association
                              1000 Louisiana, Third Floor
                              Houston, Texas  77002

                              Telecopier No.: (713) 739-1081
                              Telephone No.: (713) 319-1368
                              Attention: Jeff Dalton

                              Address for Notices:

                              Wells Fargo Bank, National Association
                              1000 Louisiana, Third Floor
                              Houston, Texas 77002

                              Telecopier No.: (713) 739-1081
                              Telephone No.: (713) 319-1368
                              Attention:  Jeff Dalton

                              [With copy to:]

                              Winstead Sechrest & Minick P.C.
                              910 Travis, Suite 2400
                              Houston, Texas  77002
                              Attention:  Benny C. Pace

SIGNATURE PAGE - INTERCREDITOR AGREEMENT

                              SECOND LIEN CREDITOR:

                              GUGGENHEIM CORPORATE FUNDING, LLC

                              By: /s/ Todd Boehly
                                  ----------------------------------------
                                  Todd Boehly
                                  Authorized Signatory

SIGNATURE PAGE - INTERCREDITOR AGREEMENT